UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET GLOBAL

INFLATION MANAGEMENT FUND

FORM N-Q

JANUARY 31, 2012

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of investments (unaudited)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 44.4%
Australia - 1.5%
Australia Government, Bonds	4.000%	8/20/20	215,000	AUD	$428,182
Australia Government, Bonds	3.000%	9/20/25	100,000	AUD	139,903

Total Australia					568,085

Canada - 2.8%
Government of Canada, Bonds	4.250%	12/1/21	29,105	CAD	41,758
Government of Canada, Bonds	4.000%	12/1/31	291,056	CAD	510,048
Government of Canada, Bonds	3.000%	12/1/36	105,647	CAD	174,358
Government of Canada, Bonds	2.000%	12/1/41	239,144	CAD	347,293

Total Canada					1,073,457

France - 11.9%
Government of France, Bonds	1.000%	7/25/17	1,758,953	EUR	2,367,922
Government of France, Bonds	2.250%	7/25/20	1,500,657	EUR	2,158,745

Total France					4,526,667

Japan - 2.2%
Government of Japan, Bonds	1.400%	6/10/18	59,971,600	JPY	829,485

Sweden - 1.6%
Government of Sweden, Bonds	4.000%	12/1/20	2,100,000	SEK	527,725
Government of Sweden, Bonds	3.500%	12/1/28	380,000	SEK	104,003

Total Sweden					631,728

United Kingdom - 24.4%
United Kingdom Treasury Gilt, Bonds	1.875%	11/22/22	1,785,799	GBP	3,581,761
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/27	749,617	GBP	1,476,570
United Kingdom Treasury Gilt, Bonds	1.125%	11/22/37	483,566	GBP	1,016,437
United Kingdom Treasury Gilt, Bonds	0.625%	3/22/40	958,244	GBP	1,820,005
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	559,533	GBP	1,426,434

Total United Kingdom					9,321,207

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $15,502,046)					16,950,629

CORPORATE BONDS & NOTES - 0.0%
FINANCIALS - 0.0%
Capital Markets - 0.0%
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	150,000		0	(a)(b)(c)(d)(e)

Commercial Banks - 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	100,000		0	(a)(b)(c)(d)(e)

TOTAL FINANCIALS					0

INDUSTRIALS - 0.0%
Road & Rail - 0.0%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	16,000		18,720

TOTAL CORPORATE BONDS & NOTES (Cost - $265,013)					18,720

SOVEREIGN BONDS - 10.5%
France - 2.8%
Government of France	1.800%	7/25/40	754,135	EUR	1,081,638

Germany - 5.3%
Bundesrepublik Deutschland	1.750%	4/15/20	1,336,658	EUR	2,026,289

Sweden - 2.4%
Government of Sweden, Bonds	0.250%	6/1/22	6,080,000	SEK	906,785

TOTAL SOVEREIGN BONDS (Cost - $4,011,527)					4,014,712

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 40.4%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	2,442,427	$3,191,185	(f)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	894,524	1,432,565
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,083,240	1,510,782
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	1,562,711	1,601,046
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,079,301	4,329,795
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	3,041,453	3,346,310

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $14,266,790)				15,411,683

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $34,045,376)				36,395,744

SHORT-TERM INVESTMENTS - 4.7%
Repurchase Agreements - 4.7%
State Street Bank & Trust Co., repurchase agreement dated 1/31/12; Proceeds at maturity - $1,777,000; (Fully collateralized by U.S. Treasury Notes, 2.000% due 1/31/16; Market value - $1,814,750) (Cost - $1,777,000)	0.010%	2/1/12	1,777,000	1,777,000

TOTAL INVESTMENTS - 100.0% (Cost - $35,822,376#)				38,172,744
Liabilities in Excess of Other Assets - 0.0%				(2,841)

TOTAL NET ASSETS - 100.0%				$38,169,903

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of January 31, 2012.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Value is less than $1.

(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
SEK	— Swedish Krona

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Global Inflation Management Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Non-U.S. treasury inflation protected securities	—	$16,950,629	—		$16,950,629
Corporate bonds & notes	—	18,720	$0	*	18,720
Sovereign bonds	—	4,014,712	—		4,014,712
U.S. treasury inflation protected securities	—	15,411,683	—		15,411,683

Total long-term investments	—	$36,395,744	$0	*	$36,395,744

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Short-term investments†	—	$1,777,000	—		$1,777,000

Total investments	—	$38,172,744	$0	*	$38,172,744

Other financial instruments:
Forward foreign currency contracts	—	$739,463	—		$739,463

Total	—	$38,912,207	$0	*	$38,912,207

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$96,586	—	—		$96,586
Forward foreign currency contracts	—	$556,619	—		556,619

Total	$96,586	$556,619	—		$653,205

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of October 31, 2011	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of January 31, 2012	$0	*

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2012	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or foreign currencies, or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $556,619. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,633,735
Gross unrealized depreciation	(283,367)

Net unrealized appreciation	$2,350,368

At January 31, 2012, the Fund had the following open futures contracts:

	Number Of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
German Euro Bund	6	3/12	$1,050,861	$1,096,564	$(45,703)
U.S. Treasury 5-Year Notes	17	3/12	2,090,546	2,108,797	(18,251)
United Kingdom Long Gilt Bonds	6	3/12	1,075,944	1,108,576	(32,632)

Net unrealized loss on open futures contracts					$(96,586)

At January 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy:
Australian Dollar	JPMorgan Chase Bank	394,607	$418,276	2/16/12	$12,411
Australian Dollar	UBS AG London	589,240	624,583	2/16/12	19,976
British Pound	BNP Paribas SA	220,375	347,229	2/16/12	(3,817)
British Pound	Credit Suisse London	400,000	630,251	2/16/12	5,469
British Pound	Credit Suisse London	225,000	354,516	2/16/12	(6,256)
British Pound	Credit Suisse London	90,757	142,999	2/16/12	(1,631)
British Pound	Credit Suisse London	20,000	31,513	2/16/12	(390)
British Pound	Deutsche Bank AG	152,920	240,944	2/16/12	(3,808)
British Pound	JPMorgan Chase Bank	264,185	416,257	2/16/12	(6,563)
British Pound	UBS AG London	286,767	451,838	2/16/12	5,838
British Pound	UBS AG London	215,000	338,760	2/16/12	638
Canadian Dollar	Credit Suisse London	1,051,826	1,048,632	2/16/12	17,328
Canadian Dollar	JPMorgan Chase Bank	58,494	58,316	2/16/12	742
Euro	BNP Paribas SA	220,000	287,778	2/16/12	(14,887)
Euro	Citibank N.A.	581,766	760,998	2/16/12	(43,453)
Euro	Credit Suisse London	3,046,580	3,985,181	2/16/12	(201,734)
Euro	Credit Suisse London	408,652	534,551	2/16/12	8,571
Euro	Credit Suisse London	325,000	425,127	2/16/12	(16,418)
Euro	Credit Suisse London	290,000	379,344	2/16/12	(13,142)
Euro	Credit Suisse London	200,000	261,617	2/16/12	(9,317)
Euro	JPMorgan Chase Bank	1,107,601	1,448,834	2/16/12	31,040
Euro	JPMorgan Chase Bank	666,116	871,335	2/16/12	(21,300)
Euro	JPMorgan Chase Bank	201,000	262,925	2/16/12	(7,651)
Euro	JPMorgan Chase Bank	34,762	45,472	2/16/12	(891)
Euro	Morgan Stanley & Co.	75,000	98,106	2/16/12	(5,413)

Notes to Schedule of Investments (unaudited) (continued)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Buy: (Continued)
Euro	Royal Bank of Scotland PLC	462,879	$605,485	2/16/12	$(32,907)
Euro	UBS AG London	700,000	915,658	2/16/12	(49,684)
Euro	UBS AG London	232,792	304,512	2/16/12	1,512
Japanese Yen	Credit Suisse London	82,631,482	1,084,279	2/16/12	23,269
Japanese Yen	UBS AG London	35,000,000	459,265	2/16/12	3,358
Swedish Krona	Credit Suisse London	2,369,312	348,065	2/16/12	(7,314)
Swedish Krona	JPMorgan Chase Bank	2,443,173	358,916	2/16/12	(2,356)
Swedish Krona	UBS AG London	1,146,918	168,489	2/16/12	(4,971)

					(323,751)

Contracts to Sell:
Australian Dollar	Credit Suisse London	1,112,947	1,179,703	2/16/12	(50,507)
British Pound	BNP Paribas SA	165,000	259,978	2/16/12	(2,918)
British Pound	Credit Suisse London	63,000	99,265	2/16/12	1,082
British Pound	Credit Suisse London	130,000	204,832	2/16/12	(1,505)
British Pound	Credit Suisse London	165,000	259,978	2/16/12	(3,057)
British Pound	Credit Suisse London	375,000	590,860	2/16/12	8,559
British Pound	JPMorgan Chase Bank	21,000	33,088	2/16/12	123
British Pound	JPMorgan Chase Bank	30,000	47,269	2/16/12	(906)
British Pound	JPMorgan Chase Bank	120,000	189,075	2/16/12	(3,171)
British Pound	UBS AG London	94,196	148,418	2/16/12	2,197
Canadian Dollar	JPMorgan Chase Bank	841,046	838,491	2/16/12	(9,989)
Canadian Dollar	UBS AG London	132,290	131,888	2/16/12	(1,637)
Euro	BNP Paribas SA	23,801	31,134	2/16/12	(58)
Euro	BNP Paribas SA	265,000	346,642	2/16/12	1,227
Euro	Credit Suisse London	25,000	32,702	2/16/12	1,183
Euro	Credit Suisse London	74,477	97,422	2/16/12	(2,354)
Euro	Credit Suisse London	863,376	1,129,367	2/16/12	35,857
Euro	JPMorgan Chase Bank	50,000	65,404	2/16/12	2,057
Euro	JPMorgan Chase Bank	5,653,064	7,394,680	2/16/12	433,288
Euro	UBS AG London	485,933	635,640	2/16/12	35,496
Euro	UBS AG London	850,000	1,111,871	2/16/12	34,941
Japanese Yen	BNP Paribas SA	34,216,780	448,988	2/16/12	(9,524)
Japanese Yen	Credit Suisse London	6,448,000	84,610	2/16/12	(395)
Japanese Yen	Deutsche Bank AG	18,180,000	238,556	2/16/12	(4,648)
Japanese Yen	UBS AG London	42,285,513	554,865	2/16/12	(12,047)
Swedish Krona	JPMorgan Chase Bank	5,213,710	765,923	2/16/12	24,452
Swedish Krona	JPMorgan Chase Bank	6,047,752	888,448	2/16/12	28,849

					506,595

Net unrealized gain on open forward foreign currency contracts					$182,844

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2012.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(96,586)	—	—	$(96,586)
Foreign Exchange Risk	—	$739,463	$(556,619)	182,844

Total	$(96,586)	$739,463	$(556,619)	$86,258

Notes to Schedule of Investments (unaudited) (continued)

During the period ended January 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$16,677,601
Forward foreign currency contracts (to sell)	17,763,152
Futures contracts (to sell)	2,197,490

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: March 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 22, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 22, 2012